UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

NUTRALIFE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-55144	46-1482900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 Lyons Road, Suite L-6, Coconut Creek, FL 33073

(Address of Principal Executive Office) (Zip Code)

(888) 509-8901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2023, NutraLife BioSciences, Inc. (the “Company”) entered into a Stock Exchange Agreement (the “Agreement”) by and among the Company, Healthcare Concierges USA, Inc. (the “Seller”), the stockholders of the Seller (collectively, the “Stockholders”) and Mrugesh Patel, as the Stockholders’ representative.

Pursuant to the terms of the Agreement, the Company agreed to acquire all of the Seller’s common stock from the Stockholders in exchange for the issuance by the Company to the Seller of 1,000,000 shares of the Company’s common stock (the “Exchange”). In addition, the Company agreed to issue to the Seller up to an additional 49,000,000 shares of the Company’s common stock within 75 days of the closing date of the Exchange pending satisfactory completion of the Company’s audit of the Seller’s books and records per the terms of the Agreement. Among other things, if there is a discrepancy of more than 30% between the target working capital calculations and the closing net working capital statement, the Company will have the right, exercisable in its sole discretion, to revoke, cancel, rescind or terminate the Agreement.

The Agreement contains customary representations and warranties made by the parties to the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Although the Agreement contemplated that the Exchange would close on February 21, 2023, simultaneously with execution of the Agreement, the Exchange has not yet closed. The parties expect that the Exchange will close within the next few days.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Stock Exchange Agreement, dated February 21, 2023, by and among NutraLife BioSciences, Inc., Healthcare Concierges USA, Inc., the stockholders of Healthcare Concierges USA, Inc. and Mrugesh Patel, as the stockholders’ representative.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRALIFE BIOSCIENCES, INC.

Date: February 28, 2023	By:	/s/ Edgar Ward
Edgar Ward Chief Executive Officer